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                                                                   Exhibit 10.83
                            STOCK PURCHASE AGREEMENT

        THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of September 15, 2000, is by and between Crown NorthCorp Limited, a limited liability company organized under the laws of the United Kingdom ("CNL") with offices at Crown House, Crown Street, Ipswich, IP1 3HS, United Kingdom (the "Purchaser"), and CROWN NORTHCORP, INC., a Delaware corporation with offices at 1251 Dublin Road, Columbus, Ohio 43215 (the "Seller").

                             BACKGROUND INFORMATION

        WHEREAS, the Purchaser desires to purchase from the Seller, and the Seller desires to sell to the Purchaser, one share of the Series CC Convertible Preferred Stock, par value $.01 per share, of the Seller (the "Seller Preferred Stock"), on the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the adequacy, sufficiency, and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                             STATEMENT OF AGREEMENT

                                    ARTICLE I
                              THE PURCHASE AND SALE

         SECTION 1.1. TERMS OF THE PURCHASE AND SALE. On the basis of and in reliance upon the representations and warranties set forth in Articles II and III, and subject to the terms and conditions set forth herein:

         (a) The Seller shall issue at the Closing (as hereinafter defined) to the Purchaser a certificate registered in the name of the Purchaser for one share (the "Closing Share") of Seller Preferred Stock. The Seller and the Purchaser understand and agree that, pursuant to resolutions adopted by Seller's Board of Directors, the economic terms of the Seller Preferred Stock will be subjected to a third-party review and if, following such review, the Seller and the Purchaser disagree over the economic terms, the issue shall be submitted to arbitration.

         (b) As consideration for the Closing Share, the Purchaser shall deliver at the Closing to the Seller $500,000 in cash, by certified check, or by wire transfer of immediately available funds to an account designated in writing by the Seller.

         SECTION 1.2. THE CLOSING. The closing of the transaction contemplated by Section 1.1 (the "Closing") shall take place at such place and time on or before September 15, 2000 as the Purchaser and the Seller agree.


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         SECTION 1.3. CONDITIONS TO THE OBLIGATION OF THE PURCHASER TO
CONSUMMATE THE TRANSACTIONS TO BE CONSUMMATED HEREUNDER AT THE CLOSING. The obligations of the Purchaser to consummate the transactions to be consummated hereunder at the Closing are subject to the following conditions (unless waived by the Purchaser in its discretion):

         (a) ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH CONDITIONS. All representations and warranties of the Seller contained in Article II of this Agreement shall be true and correct as of the Closing; as of the Closing the Seller shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by the Seller at or before such time by this Agreement; and the Purchaser shall have received a certificate of the Seller, dated the Closing Date, to that effect, substantially in the form of Exhibit A.

         (b) OTHER CLOSING DOCUMENTS. The Seller shall have delivered to the Purchaser on or prior to the Closing such other documents as the Purchaser may reasonably request in order to enable the Purchaser to determine whether the conditions to its obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

         SECTION 1.4. CONDITIONS TO THE OBLIGATION OF THE SELLER TO CONSUMMATE THE TRANSACTIONS TO BE CONSUMMATED HEREUNDER AT THE CLOSING. The obligations of the Seller to consummate the transactions to be consummated hereunder at the Closing are subject to the following conditions (unless waived by the Seller in its discretion):

         (a) ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH CONDITIONS. All representations and warranties of the Purchaser contained in Article III of this Agreement shall be true and correct as of the Closing; as of the Closing the Purchaser shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by the Purchaser at or before such time by this Agreement; and the Seller shall have received a certificate executed by Authorized Signatories of the Purchaser, dated the date of the Closing, to that effect, substantially in the form of Exhibit B.

         (b) OTHER CLOSING DOCUMENTS. The Purchaser shall have delivered to the Seller at or prior to the Closing such other documents, including, without limitation, an Investors Questionnaire, as the Seller may reasonably request in order to enable the Seller to determine whether the conditions to its obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.


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                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

         SECTION 2.1. REPRESENTATIONS AND WARRANTIES. The Seller represents and warrants to the Purchaser as of the Closing as follows:

         (a) ORGANIZATION AND QUALIFICATION. The Seller is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation or organization, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on the business in which it is now engaged, except for such consents, authorizations, approvals, orders, licenses, certificates, permits, declarations, and filings, the absence of which, individually or in the aggregate, could not reasonably be expected to have a material and adverse effect upon the business, financial condition, or results of operation of the Seller taken as a whole (a "Material Adverse Effect"). The Seller is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary, except where the absence of such qualification or good standing could not reasonably be expected to have a Material Adverse Effect.

         (b) CAPITALIZATION. The authorized capital stock of the Seller consists of (i) 30,000,000 shares of Seller Common Stock, of which 10,946,788 shares are outstanding as of the date hereof (excluding the Closing Shares), and (ii) 1,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock"), of which none is outstanding as of the date hereof. Each of such outstanding shares of Seller Common Stock is duly authorized, validly issued, fully paid, and nonassessable, and was not issued in violation of any applicable law or of any preemptive right of stockholders. Except for this Agreement and as set forth on Schedule 2.1(b), there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Seller or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of the Seller. Except as set forth on Schedule 2.1(b), there is outstanding no security or other instrument convertible into or exchangeable for capital stock of the Seller or of any Subsidiary. As used herein, "Knowledge of the Seller" means the actual knowledge of any one or more of Ronald E. Roark or Stephen W. Brown, assuming that each possesses the actual knowledge that an officer or director with their responsibilities would possess after reasonable inquiry into the applicable matter.

          (c) AUTHORITY TO SELL. The Seller has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of the Seller have been duly taken to authorize the execution, delivery, and performance of this Agreement. This Agreement has been duly authorized, executed, and delivered by the Seller, constitutes the legal, valid, and binding obligation of the Seller, and is enforceable against it in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or


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from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Seller for the execution, delivery, or performance of this Agreement. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Seller, or to which it or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to rights and privileges that such party was not receiving or entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of the Seller that it was not paying or obligated to pay immediately before this Agreement was executed under, any term of any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation (or other charter or organizational document) or by-laws (or other governing document) of the Seller, or (if each of the conditions precedent set forth herein or in a schedule hereto are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Seller or to which it or any of its businesses, properties, or assets are subject. Upon its issuance pursuant hereto, the Closing Share will be validly authorized, validly issued, fully paid, and nonassessable and will not have been issued in violation of any preemptive right of stockholders, and the Purchaser will then have good title to the Closing Share free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts.

         (d) DISCLOSURE. Neither this Agreement nor any other written document, description, certificate, or statement furnished to the Purchaser by or on behalf of the Seller pursuant hereto or thereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact, necessary to make the statements contained herein and therein not misleading in light of the circumstances under which they have been or will be made.

         (e) BROKERAGE FEES. The Seller has not created any liability of any Person for any brokerage or finders fee in connection with the transactions contemplated by this Agreement.

                                   ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         SECTION 3.1. REPRESENTATIONS AND WARRANTIES. The Purchaser represents and warrants to the Seller as of the Closing as follows:

         (a) ORGANIZATION. The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the United Kingdom, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry on the business in which it is now engaged and to own securities issued by the Seller as herein contemplated. The Purchaser is duly qualified to do business in the United Kingdom.


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         (b) AUTHORITY TO BUY. The Purchaser has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary proceedings of the Purchaser have been duly taken to authorize the execution, delivery, and performance of this Agreement by the Purchaser. This Agreement has been duly authorized, executed, and delivered by the Purchaser, is the legal, valid, and binding obligation of the Purchaser, and is enforceable against the Purchaser in accordance with its terms.

         (c) NON-DISTRIBUTIVE INTENT. The Purchaser is an "accredited investor" (as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act")). The Purchaser is acquiring the securities to be acquired by it at the Closing for its own account (and not for the account of others) for investment and not with a view to the resale or other distribution thereof. The Purchaser will not sell or otherwise dispose of such securities (whether pursuant to a liquidating dividend or otherwise) without registration under the Securities Act or an exemption therefrom, and the certificate or certificates representing such securities may contain a legend to the foregoing effect and all legends necessary or desirable, in the judgment of the Purchaser, pursuant to any applicable state securities law, rule, or regulation. The Purchaser understands that it may not sell or otherwise dispose of such Shares in the absence of either a registration statement under the Securities Act or an exemption from the registration provisions of the Securities Act.

         (d) INVESTMENT COMPANY. The Purchaser is not subject to regulation as an investment company under the Investment Company Act of 1940, as amended.

         (e) BROKER FEES. Neither the Purchaser nor any of its subsidiaries or parents has created any liability of any Person for any brokerage or finders fee in connection with the transactions contemplated by this Agreement.


                                   ARTICLE IV
                             COVENANTS OF THE SELLER

         The Seller covenants to the Purchaser as follows:

         SECTION 4.1. FURNISH FUTURE INFORMATION. After the Closing, the Seller shall deliver to the Purchaser the following so long as the Purchaser own the Closing Share:

         (a) within 45 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Seller, a consolidated balance sheet of the Seller and its consolidated subsidiaries as at the end of such period, and a consolidated statement of income, consolidated statement of retained earnings, and consolidated statement of cash flows of Seller and its consolidated subsidiaries for such period, in each case prepared from the books and records of the Seller and its consolidated subsidiaries in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved except as permitted by GAAP or, with respect to financial statement footnotes, by the applicable rules and regulations of the Commission, setting forth in each case in comparative form the figures for


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the corresponding period of the previous fiscal year, all in reasonable detail, subject to changes resulting from year-end audit adjustments;

         (b) within 90 days after the end of each fiscal year of the Seller, a consolidated balance sheet of the Seller and its consolidated subsidiaries as at the end of such year, and a consolidated statement of income, consolidated statement of retained earnings, and consolidated statement of cash flows of the Seller and its consolidated subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, such consolidated financial statements to be audited by and to be accompanied by an opinion of the Seller's independent certified public accountants of recognized national standing, which opinion shall state that such consolidated financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

         (c) promptly upon their becoming available, copies of all financial statements, reports, notices, and proxy statements sent by the Seller to its stockholders, all regular and periodic reports filed by the Seller with any securities exchange or with the Commission, and all press releases; and

         (d) with reasonable promptness, such other material and public information and data with respect to the Seller or any of its Subsidiaries as from time to time may be requested by the Purchaser.

         SECTION 4.2. REASONABLE BEST EFFORTS. Each of the Seller and the Purchaser agrees to cooperate and to use its reasonable best efforts to cause the conditions precedent to the Closing to be satisfied in a timely manner.

         SECTION 4.3. RESERVATION OF AUTHORIZED SHARES. For so long as the Purchaser holds the Seller Preferred Stock, Seller shall continuously hold in reserve sufficient shares of Seller Common Stock to perform its conversion obligations under the terms of the Seller Preferred Stock.

                                    ARTICLE V
                           COVENANTS OF THE PURCHASER

         The Purchaser covenants to the Seller as follows:

         SECTION 5.1. COMPLIANCE WITH SECURITIES LAWS. The Purchaser agrees to make all filings required to be made by it under the Securities Exchange Act of 1934 (the "Exchange Act")with respect to its holdings of securities issued by the Seller on a timely basis.


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                                   ARTICLE VII
                                  MISCELLANEOUS

         SECTION 7.1. FURTHER ACTIONS. At any time and from time to time, each party agrees, at its or his expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         SECTION 7.2. AVAILABILITY OF EQUITABLE REMEDIES. Since a breach of the provisions of this Agreement may not adequately be compensated by money damages, any party shall be entitled, in addition to any other right or remedy available to it, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.

         SECTION 7.3. SURVIVAL. The covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement shall survive the Closing and any delivery of any purchase price by the Purchaser, irrespective of any investigation made by or on behalf of any party for a period of two (2) calendar years after such Closing.

         SECTION 7.4. MODIFICATION. This Agreement and the Exhibits and Schedules hereto, set forth the entire understanding of the parties with respect to the subject matter hereof, supersede all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party (except as otherwise provided in Section 7.5).

         SECTION 7.5. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested (in which case it shall be deemed to be given five days after mailing) or by Federal Express, Express Mail, or similar overnight delivery or courier service (in which case it will be deemed to be given upon actual receipt by the recipient) or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given at the address of such party set forth below (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 7.5):

         If to the Purchaser:

                  Crown NorthCorp Limited
                  Crown House, Crown Street
                  Ipswich IP1 3HS
                  United Kingdom
                  Attn.:   Peter Walker
                  Fax:     +44 (0) 1473 283848


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         If to the Seller:

                  Crown NorthCorp, Inc.
                  1251 Dublin Road
                  Columbus, Ohio 43215
                  Attn:    Stephen W. Brown
                  Fax:     +1 614/488-9780

         SECTION 7.6. WAIVER. Any waiver by any party of a breach of any term of this Agreement shall not operate as or be construed to be a waiver of any other breach of that term or of any breach of any other term of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

         SECTION 7.7. BINDING EFFECT. The provisions of this Agreement shall be binding upon and inure to the benefit of the Seller, the Purchaser, and their respective successors and assigns.

         SECTION 7.8. NO THIRD PARTY BENEFICIARIES. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Section 7.7).

         SECTION 7.9. SEPARABILITY. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         SECTION 7.10. HEADINGS. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         SECTION 7.11. COUNTERPARTS; GOVERNING LAW. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws.

         SECTION 7.12. ASSIGNMENTS. This Agreement may be assigned by operation of law without the consent of any party hereto. This Agreement may be assigned by the Purchaser to its affiliate without the consent of the Seller. This Agreement may not otherwise be assigned by any party hereto without the prior written consent of the other party hereto, which consent shall not be unreasonably delayed or withheld.


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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                            CROWN NORTHCORP LIMITED

                                            By:    /s/ Ronald E. Roark
                                                   Name:    Ronald E. Roark
                                                   Title:   Chairman


                                            CROWN NORTHCORP, INC.

                                            By:   /s/ Stephen W. Brown
                                                   Name:    Stephen W. Brown
                                                   Title:   Secretary













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                                    EXHIBIT A

                         SELLER'S OFFICER'S CERTIFICATE

         Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in that certain Stock Purchase Agreement, dated as of September ___, 2000, between and among Crown NorthCorp Limited and Crown NorthCorp, Inc. (the "Stock Purchase Agreement").

         The undersigned, being the Secretary of CROWN NORTHCORP, INC., a Delaware corporation (the "Seller"), DOES HEREBY CERTIFY, in the name and on behalf of the Company, as follows:

         1. All representations and warranties of the Seller contained in
Article II of the Stock Purchase Agreement are true and correct as of the date hereof.

         2. As of the date hereof, the Seller has performed and complied with all covenants and agreements, and satisfied all conditions required to be performed and complied with, by the Seller at or before the date hereof by the Stock Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned has set his hand hereunto, in the name and on behalf of the Company, as of September ____, 2000.

                                    CROWN NORTHCORP, INC.

                                    By:   /S/ STEPHEN W. BROWN
                                       --------------------------------
                                      Stephen W. Brown, Secretary


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                                    EXHIBIT B
                        PURCHASER'S OFFICER'S CERTIFICATE

         Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in that certain Stock Purchase Agreement, dated as of September ____, 2000, between and among Crown NorthCorp Limited and Crown NorthCorp, Inc. (the "Stock Purchase Agreement").

         Each of the undersigned, being the _________ of CROWN NORTHCORP LIMITED, a limited liability company organized under the laws of the United Kingdom, (the "Purchaser"), DOES HEREBY CERTIFY, in the name and on behalf of the Purchaser, as follows:

         1. As of the date hereof, all representations and warranties of the Purchaser contained in Article III of the Stock Purchase Agreement are true and correct as of the date hereof.

         2. As of the date hereof, the Purchaser has performed and complied with all covenants and agreements, and satisfied all conditions required to be performed and complied with, by the Purchaser at or before the date hereof by the Stock Purchase Agreement.

         3. The Purchaser is an "accredited investor," as defined in Rule 501(a) under the Securities Act.

         4. The Purchaser is purchasing the Closing Share for its own account, for investment purposes only, and without a view toward the resale or distribution thereof.

         5. The Seller has made available to the Purchaser a reasonable time before the Closing the opportunity to ask questions of and receive answers concerning the Seller and the terms and conditions of the transaction to be consummated at the Closing.



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         IN WITNESS WHEREOF, the undersigned has set his hand hereunto, in the name and on behalf of the Company, as of September ____, 2000.

                                        CROWN NORTHCORP LIMITED

                                        By:      /S/  RONALD E. ROARK
                                           ---------------------------------
                                                 Name:    Ronald E. Roark
                                                 Title:   Chairman



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